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                 SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15 (d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):
October 20, 1997


                   United Security Bancorporation
         (Exact Name of Registrant as Specified in Charter)


          Washington           0-18561            91-1259511
          ----------           -------            ----------
(State or other jurisdiction   (Commission        (IRS
Employer Identi-
        of incorporation)       File Number)       fication
Number)

       9506 North Newport Highway, Spokane, Washington 99218-
1200
       -----------------------------------------------------
-----
            (Address of principal executive offices/Zip
Code)

   Registrant's telephone number, including area code:
(509) 467-6949
   ---------------------------------------------------------
----------

            Item 2.  Acquisition or Disposition of Assets.

On October 20, 1997 United Security Bancorporation acquired
Community Ban Corporation and its wholly-owned subsidiary
Bank of Pullman. The agreement and plan of merger is included as Exhibit No. 2. The news release of October 21,
1997 is included as Exhibit No. 99. The financial statements required by this item will be filed as an amendment to Form 8-K by December 30, 1997.

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                       EXHIBIT INDEX

Exhibit No.              Title
-----------              -----

2.              Agreement and Plan of Merger
99. Press release dated October 21, 1997, issued by United
                Security Bancorporation.


SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 31, 1997

                         UNITED SECURITY BANCORPORATION

                         By:  /s/ Chad Galloway
                         ------------------------------
                         Name:    Chad Galloway
                         Title:   Vice President and
                                  Chief Financial Officer



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